SCHEDULE A

TO THE MANAGEMENT SERVICES AGREEMENT

BETWEEN DIREXION SHARES ETF TRUST

AND RAFFERTY ASSET MANAGEMENT, LLC

Effective November 1, 2024, Rafferty Asset Management, LLC (“RAM”) shall be paid according to the annualized fee rate schedule listed in the table below for providing the services listed on Schedule B to the Direxion Shares ETF Trust (the “Trust”). The fee rate is applied to the aggregate average daily net assets of all series of the Trust and all series of the Direxion Funds collectively (“Complex Net Assets”).

Complex Net Assets	Annualized Fee Rate
First $25 billion	0.05%
Over $25 billion to $50 billion	0.0475%
Over $50 billion	0.045%

Effective November 1, 2024, RAM will pay on behalf of the Trust the fees that are due to U.S. Bancorp Fund Services, LLC (“USBFS”) pursuant to the Fund Administration Serving Agreement between the Trust and USBFS.

SUBADVISED FUND

     Direxion HCM Tactical Enhanced US ETF

NON-LEVERAGED FUNDS

Direxion NASDAQ-100® Equal Weighted Index ETF

Direxion AAPL Defined Income Boost ETF

Direxion AMZN Defined Income Boost ETF

Direxion GOOGL Defined Income Boost ETF

Direxion META Defined Income Boost ETF

Direxion MSFT Defined Income Boost ETF

Direxion MU Defined Income Boost ETF

Direxion NVDA Defined Income Boost ETF

Direxion PLTR Defined Income Boost ETF

Direxion TSLA Defined Income Boost ETF

Direxion Nasdaq Step Up Autocallable ETF

Direxion Nasdaq Step Up Income Autocallable ETF

Direxion Nasdaq Step Up Growth Autocallable ETF

Direxion Trillions ETF

COMMODITY-RELATED FUND

Direxion Auspice Broad Commodity Strategy ETF

RETURN STACKER FUND

Direxion U.S. 500 Plus ETF

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X ETF

Direxion Daily Magnificent 7 Bear 1X ETF

Direxion Daily Next Gen Bear 1X ETF

Monthly Leveraged Funds

Direxion Enhanced S&P Equity Income ETF

Direxion Enhanced Qs Equity Income ETF

Single Stock Funds

Direxion Daily AAPL Bear 1X ETF

Direxion Daily AAPL Bull 2X ETF

Direxion Daily ABBV Bear 1X ETF

Direxion Daily ABBV Bull 2X ETF

Direxion Daily ADBE Bull 2X ETF

Direxion Daily AMAT Bear 1X ETF

Direxion Daily AMAT Bull 2X ETF

Direxion Daily AMD Bear 1X ETF

Direxion Daily AMD Bull 2X ETF

Direxion Daily AMZN Bear 1X ETF

Direxion Daily AMZN Bull 2X ETF

Direxion Daily ARM Bear 1X ETF

Direxion Daily ARM Bull 2X ETF

Direxion Daily ASML Bear 1X ETF

Direxion Daily ASML Bull 2X ETF

Direxion Daily AVGO Bear 1X ETF

Direxion Daily AVGO Bull 2X ETF

Direxion Daily BA Bull 2X ETF

Direxion Daily BABA Bear 1X ETF

Direxion Daily BABA Bull 2X ETF

Direxion Daily BRKB Bull 2X ETF

Direxion Daily CAT Bear 1X ETF

Direxion Daily CAT Bull 2X ETF

Direxion Daily COIN Bull 2X ETF

Direxion Daily COST Bear 1X ETF

Direxion Daily COST Bull 2X ETF

Direxion Daily CRM Bear 1X ETF

Direxion Daily CRM Bull 2X ETF

Direxion Daily CRWD Bear 1X ETF

Direxion Daily CRWD Bull 2X ETF

Direxion Daily CSCO Bear 1X ETF

Direxion Daily CSCO Bull 2X ETF

Direxion Daily DELL Bear 1X ETF

Direxion Daily DELL Bull 2X ETF

Direxion Daily DIS Bear 1X ETF

Direxion Daily DIS Bull 2X ETF

Direxion Daily GD Bear 1X ETF

Direxion Daily GD Bull 2X ETF

Direxion Daily GE Bear 1X ETF

Direxion Daily GE Bull 2X ETF

Direxion Daily GM Bear 1X ETF

Direxion Daily GM Bull 2X ETF

Direxion Daily GOOGL Bear 1X ETF

Direxion Daily GOOGL Bull 2X ETF

Direxion Daily HOOD Bull 2X ETF

Direxion Daily INTC Bear 1X ETF

Direxion Daily INTC Bull 2X ETF

Direxion Daily JNJ Bear 1X ETF

Direxion Daily JNJ Bull 2X ETF

Direxion Daily KO Bear 1X ETF

Direxion Daily KO Bull 2X ETF

Direxion Daily LLY Bull 2X ETF

Direxion Daily LMT Bull 2X ETF

Direxion Daily MARA Bear 1X ETF

Direxion Daily MARA Bull 2X ETF

Direxion Daily META Bear 1X ETF

Direxion Daily META Bull 2X ETF

Direxion Daily MRNA Bear 1X ETF

Direxion Daily MRNA Bull 2X ETF

Direxion Daily MRVL Bear 1X ETF

Direxion Daily MRVL Bull 2X ETF

Direxion Daily MSFT Bear 1X ETF

Direxion Daily MSFT Bull 2X ETF

Direxion Daily MU Bear 1X ETF

Direxion Daily MU Bull 2X ETF

Direxion Daily NFLX Bear 1X ETF

Direxion Daily NFLX Bull 2X ETF

Direxion Daily NKE Bear 1X ETF

Direxion Daily NKE Bull 2X ETF

Direxion Daily NOC Bear 1X ETF

Direxion Daily NOC Bull 2X ETF

Direxion Daily NOK Bear 1X ETF

Direxion Daily NOK Bull 2X ETF

Direxion Daily NVDA Bear 1X ETF

Direxion Daily NVDA Bull 2X ETF

Direxion Daily NVO Bear 1X ETF

Direxion Daily NVO Bull 2X ETF

Direxion Daily O Bear 1X ETF

Direxion Daily O Bull 2X ETF

Direxion Daily ORCL Bear 1X ETF

Direxion Daily ORCL Bull 2X ETF

Direxion Daily PANW Bear 1X ETF

Direxion Daily PANW Bull 2X ETF

Direxion Daily PDD Bear 1X ETF

Direxion Daily PDD Bull 2X ETF

Direxion Daily PFE Bear 1X ETF

Direxion Daily PFE Bull 2X ETF

Direxion Daily PLTR Bear 1X ETF

Direxion Daily PLTR Bull 2X ETF

Direxion Daily PYPL Bull 2X ETF

Direxion Daily QCOM Bear 1X ETF

Direxion Daily QCOM Bull 2X ETF

Direxion Daily RTX Bear 1X ETF

Direxion Daily RTX Bull 2X ETF

Direxion Daily SHOP Bull 2X ETF

Direxion Daily SMCI Bear 1X ETF

Direxion Daily SMCI Bull 2X ETF

Direxion Daily SNOW Bear 1X ETF

Direxion Daily SNOW Bull 2X ETF

Direxion Daily SOFI Bull 2X ETF

Direxion Daily SONY Bear 1X ETF

Direxion Daily SONY Bull 2X ETF

Direxion Daily TGT Bear 1X ETF

Direxion Daily TGT Bull 2X ETF

Direxion Daily TSLA Bear 1X ETF

Direxion Daily TSLA Bull 2X ETF

Direxion Daily TSM Bear 1X ETF

Direxion Daily TSM Bull 2X ETF

Direxion Daily TXN Bear 1X ETF

Direxion Daily TXN Bull 2X ETF

Direxion Daily UNH Bull 2X ETF

Direxion Daily V Bear 1X ETF

Direxion Daily V Bull 2X ETF

Direxion Daily VST Bear 1X ETF

Direxion Daily VST Bull 2X ETF

Direxion Daily WMT Bear 1X ETF

Direxion Daily WMT Bull 2X ETF

Direxion Daily XOM Bull 2X ETF

Direxion Daily AAPL Bull 3X ETF

Direxion Daily AMD Bull 3X ETF

Direxion Daily AMZN Bull 3X ETF

Direxion Daily AVGO Bull 3X ETF

Direxion Daily BABA Bull 3X ETF

Direxion Daily BRKB Bull 3X ETF

Direxion Daily COIN Bull 3X ETF

Direxion Daily GOOGL Bull 3X ETF

Direxion Daily HOOD Bull 3X ETF

Direxion Daily INTC Bull 3X ETF

Direxion Daily META Bull 3X ETF

Direxion Daily MSFT Bull 3X ETF

Direxion Daily MU Bull 3X ETF

Direxion Daily NFLX Bull 3X ETF

Direxion Daily NVDA Bull 3X ETF

Direxion Daily ORCL Bull 3X ETF

Direxion Daily PLTR Bull 3X ETF

Direxion Daily TSLA Bull 3X ETF

Direxion Daily TSM Bull 3X ETF

Direxion Daily UNH Bull 3X ETF

Direxion Daily SpaceX Bull 2X ETF

Direxion Daily SpaceX Bear 2X ETF

Direxion Daily ANET Bull 2X ETF

Direxion Daily ANET Bear 2X ETF

Direxion Daily CRWV Bull 2X ETF

Direxion Daily CRWV Bear 2X ETF

Direxion Daily GEV Bull 2X ETF

Direxion Daily GEV Bear 2X ETF

Direxion Daily LRCX Bull 2X ETF

Direxion Daily LRCX Bear 2X ETF

Direxion Daily NEM Bull 2X ETF

Direxion Daily NEM Bear 2X ETF

Direxion Daily SNDK Bull 2X ETF

Direxion Daily SNDK Bear 2X ETF

Direxion Daily WDC Bull 2X ETF

Direxion Daily WDC Bear 2X ETF

Direxion Daily SK Hynix Bull 2X ETF

Direxion Daily SK Hynix Bear 2X ETF

Direxion Daily Anthropic Bull 2X ETF

Direxion Daily Anthropic Bear 2X ETF

Direxion Daily OpenAI Bull 2X ETF

Direxion Daily OpenAI Bear 2X ETF

Direxion Daily Anduril Bull 2X ETF

Direxion Daily Anduril Bear 2X ETF

Direxion Daily Databricks Bull 2X ETF

Direxion Daily Databricks Bear 2X ETF

Direxion Daily ByteDance Bull 2X ETF

Direxion Daily ByteDance Bear 2X ETF

Direxion Daily Stripe Bull 2X ETF

Direxion Daily Stripe Bear 2X ETF

Direxion Daily Revolut Bull 2X ETF

Direxion Daily Revolut Bear 2X ETF

Direxion Daily Canva Bull 2X ETF

Direxion Daily Canva Bear 2X ETF

Direxion Daily Blue Origin Bull 2X ETF

Direxion Daily Blue Origin Bear 2X ETF

Titan ETFs

Direxion Daily Semiconductors Top 5 Bull 2X ETF

Direxion Daily Semiconductors Top 5 Bear 2X ETF

Direxion Daily Biotech Top 5 Bull 2X ETF

Direxion Daily Biotech Top 5 Bear 2X ETF

Direxion Daily Communication Services Top 5 Bull 2X ETF

Direxion Daily Communication Services Top 5 Bear 2X ETF

Direxion Daily Consumer Discretionary Top 5 Bull 2X ETF

Direxion Daily Consumer Discretionary Top 5 Bear 2X ETF

Direxion Daily Consumer Staples Top 5 Bull 2X ETF

Direxion Daily Consumer Staples Top 5 Bear 2X ETF

Direxion Daily Energy Top 5 Bull 2X ETF

Direxion Daily Energy Top 5 Bear 2X ETF

Direxion Daily Financial Top 5 Bull 2X ETF

Direxion Daily Financial Top 5 Bear 2X ETF

Direxion Daily Healthcare Top 5 Bull 2X ETF

Direxion Daily Healthcare Top 5 Bear 2X ETF

Direxion Daily Industrials Top 5 Bull 2X ETF

Direxion Daily Industrials Top 5 Bear 2X ETF

Direxion Daily Materials Top 5 Bull 2X ETF

Direxion Daily Materials Top 5 Bear 2X ETF

Direxion Daily Real Estate Top 5 Bull 2X ETF

Direxion Daily Real Estate Top 5 Bear 2X ETF

Direxion Daily Technology Top 5 Bull 2X ETF

Direxion Daily Technology Top 5 Bear 2X ETF

Direxion Daily Utilities Top 5 Bull 2X ETF

Direxion Daily Utilities Top 5 Bear 2X ETF

Direxion Daily Gold Miners Top 5 Bull 2X ETF

Direxion Daily Gold Miners Top 5 Bear 2X ETF

Direxion Daily US Modern Defense Top 5 Bull 2X ETF

Direxion Daily US Modern Defense Top 5 Bear 2X ETF

2X Funds

Direxion Daily S&P 500® Bull 2X ETF

Direxion Daily CSI 300 China A Share Bull 2X ETF

Direxion Daily CSI China Internet Index Bull 2X ETF

Direxion Daily MSCI Brazil Bull 2X ETF

Direxion Daily Energy Bull 2X ETF

Direxion Daily Energy Bear 2X ETF

Direxion Daily Gold Miners Index Bull 2X ETF

Direxion Daily Gold Miners Index Bear 2X ETF

Direxion Daily Junior Gold Miners Index Bull 2X ETF

Direxion Daily Junior Gold Miners Index Bear 2X ETF

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X ETF

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X ETF

Direxion Daily MSCI India Bull 2X ETF

Direxion Daily Robotics, Artificial Intelligence, & Automation Index Bull 2X ETF

Direxion Daily NYSE FANG+ Bull 2X ETF

Direxion Daily AI and Big Data Bull 2X ETF

Direxion Daily AI and Big Data Bear 2X ETF

Direxion Daily Magnificent 7 Bull 2X ETF

Direxion Daily Magnificent 7 Bear 2X ETF

Direxion Daily Uranium Industry Bull 2X ETF

Direxion Daily Next Gen Bull 2X ETF

Direxion Daily Next Gen Bear 2X ETF

Direxion Daily Bitcoin Bull 2X ETF

Direxion Daily Bitcoin Bear 2X ETF

Direxion Daily Ether Bull 2X ETF

Direxion Daily Ether Bear 2X ETF

Direxion Daily Gold Bull 2X ETF

Direxion Daily Gold Bear 2X ETF

Direxion Daily Silver Bull 2X ETF

Direxion Daily Silver Bear 2X ETF

Direxion Daily DRAM Bull 2X ETF

Direxion Daily DRAM Bear 2X ETF

Direxion Daily Trillions Bull 2X ETF

Direxion Daily Trillions Bear 2X ETF

Direxion Daily REMX Bull 2X ETF

Direxion Daily REMX Bear 2X ETF

3X Funds

Direxion Daily 7-10 Year Treasury Bull 3X ETF

Direxion Daily 7-10 Year Treasury Bear 3X ETF

Direxion Daily 20+ Year Treasury Bull 3X ETF

Direxion Daily 20+ Year Treasury Bear 3X ETF

Direxion Daily FTSE China Bull 3X ETF

Direxion Daily FTSE China Bear 3X ETF

Direxion Daily MSCI Emerging Markets Bull 3X ETF

Direxion Daily MSCI Emerging Markets Bear 3X ETF

Direxion Daily Financial Bull 3X ETF

Direxion Daily Financial Bear 3X ETF

Direxion Daily Healthcare Bull 3X ETF

Direxion Daily Mid Cap Bull 3X ETF

Direxion Daily Real Estate Bull 3X ETF

Direxion Daily Real Estate Bear 3X ETF

Direxion Daily Regional Banks Bull 3X ETF

Direxion Daily Retail Bull 3X ETF

Direxion Daily S&P 500® Bull 3X ETF

Direxion Daily S&P 500® Bear 3X ETF

Direxion Daily Semiconductor Bull 3X ETF

Direxion Daily Semiconductor Bear 3X ETF

Direxion Daily Small Cap Bull 3X ETF

Direxion Daily Small Cap Bear 3X ETF

Direxion Daily MSCI South Korea Bull 3X ETF

Direxion Daily Technology Bull 3X ETF

Direxion Daily Technology Bear 3X ETF

Direxion Daily FTSE Europe Bull 3X ETF

Direxion Daily Homebuilders & Supplies Bull 3X ETF

Direxion Daily S&P Biotech Bull 3X ETF

Direxion Daily S&P Biotech Bear 3X ETF

Direxion Daily Consumer Discretionary Bull 3X ETF

Direxion Daily Utilities Bull 3X ETF

Direxion Daily Aerospace & Defense Bull 3X ETF

Direxion Daily MSCI Mexico Bull 3X ETF

Direxion Daily Transportation Bull 3X ETF

Direxion Daily Industrials Bull 3X ETF

Direxion Daily Pharmaceutical & Medical Bull 3X ETF

Direxion Daily Dow Jones Internet Bull 3X ETF

Direxion Daily Dow Jones Internet Bear 3X ETF

Direxion Daily S&P 500® High Beta Bull 3X ETF

Direxion Daily S&P 500® High Beta Bear 3X ETF

Direxion Daily MAG7+ Bull 3X ETF

Direxion Daily Bitcoin Bull 3X ETF

Direxion Daily Ether Bull 3X ETF

Direxion Daily QQQE Bull 3X ETF

Direxion Daily Qs Bull 3X ETF

Direxion Daily Energy Bull 3X ETF

Direxion Daily Junior Gold Miners Bull 3X ETF

Direxion Daily Gold Miners Bull 3X ETF

Direxion Daily Oil & Gas Exp. & Prod. Bull 3X ETF

Direxion Daily Gold Bull 3X ETF

Direxion Daily Silver Bull 3X ETF

Last Updated: August 19, 2026